UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 1 to

FORM 8-K

Dated May 23, 2003, as filed on June 4, 2003

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

MAY 23, 2003

000-29661

(COMMISSION FILE NUMBER)

UTSTARCOM, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	52-1782500
(JURISDICTION OF INCORPORATION)	(I.R.S. EMPLOYER IDENTIFICATION NUMBER)

1275 HARBOR BAY PARKWAY ALAMEDA, CALIFORNIA	94502
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)
(510) 864-8800
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)
N/A
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

Item 7.                                                           Financial Statements and Exhibits.

On May 23, 2003, UTStarcom, Inc. (the “Registrant”) acquired from 3Com Corporation, a Delaware corporation (“3Com”), selected assets from 3Com’s CommWorks division (the “Transaction”). On June 4, 2003, the Registrant filed a current report on Form 8-K related to the Transaction (the “Original Report”). The Registrant did not include financial information related to the CommWorks division in the Original Report in reliance on Sections (a)(4) and (b)(2) of Item 7.

(a)                                  Financial statements of business acquired.

See Exhibit 99.3.

(b)                                 Pro forma financial information.

See Exhibit 99.2.

(c)                                  Exhibits.

Exhibit Number	Description

10.89(1)	Asset Purchase Agreement dated as of March 4, 2003 between UTStarcom, Inc. and 3Com Corporation.

23.1	Independent Auditors' Consent.

99.1(2)	Press release entitled “UTStarcom Completes Acquisition of Selected CommWorks’ Assets from 3Com,” dated May 27, 2003.

99.2	UTStarcom Inc. and 3Com’s CommWorks division unaudited pro forma combined condensed financial information as of and for the quarter ended March 31, 2003 and for the year ended December 31, 2002.

99.3

Consolidated Statements of Net Assets Sold as of February 28, 2003 and May 31, 2002, Consolidated Statements of Revenues and Direct Expenses for the Nine Months Ended February 28, 2003 and the Years Ended May 31, 2002 and June 1, 2001 and Independent Auditors’ Report

(1)                                  Incorporated by reference to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2003.

(2)                                  Incorporated by reference to the Registrant’s current report on Form 8-K dated May 23, 2003, as filed on June 4, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: July 9, 2003	/s/ MICHAEL J. SOPHIE
Michael J. Sophie
Chief Financial Officer and Assistant Secretary

INDEX TO EXHIBITS FILED WITH
THE CURRENT REPORT ON FORM 8-K DATED MAY 23, 2003

Exhibit	Description

10.89(1)	Asset Purchase Agreement dated as of March 4, 2003 between UTStarcom, Inc. and 3Com Corporation.

23.1	Independent Auditors' Consent.

99.1(2)	Press release entitled “UTStarcom Completes Acquisition of Selected CommWorks’ Assets from 3Com,” dated May 27, 2003.

99.2	UTStarcom Inc. and 3Com’s CommWorks division unaudited pro forma combined condensed financial information as of and for the quarter ended March 31, 2003 and for the year ended December 31, 2002.

99.3

Consolidated Statements of Net Assets Sold as of February 28, 2003 and May 31, 2002, Consolidated Statements of Revenues and Direct Expenses for the Nine Months Ended February 28, 2003 and the Years Ended May 31, 2002 and June 1, 2001 and Independent Auditors’ Report

(1)                                  Incorporated by reference to the registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2003.

(2)                                  Incorporated by reference to the Registrant’s current report on Form 8-K dated May 23, 2003, as filed on June 4, 2003.